UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                           ___________________

                                 FORM 8-K


                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 13, 2007
                            ___________________


                  ARABIAN AMERICAN DEVELOPMENT COMPANY
         (Exact name of registrant as specified in its charter)

    Delaware                   0-6247                75-1256622
(State or other jurisdiction   (Commission           (IRS Employer
of incorporation)               File Number)         Identification No.)

        10830 North Central Expressway, Suite 175, Dallas, Texas 75231
            (Address of principal executive offices) (Zip Code)

     (Registrant's Telephone Number, Including Area Code): (214) 692-7872



            ________________________________________________________
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))







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Item 5.02  Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers

In accordance with Article III, Section 2 of the Registrant's By-Laws, and by unanimous written consent of Registrant's Board of Directors, dated January 13, 2007, Robert F. Kennedy was appointed to be a member of the Board of Directors of the Registrant on even date therewith. Further, Directors Robert F. Kennedy and Ghazi Sultan were named to serve on the Audit Committee of Registrant's Board of Directors.













































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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARABIAN AMERICAN DEVELOPMENT COMPANY


Date:  January 16, 2007        By: /s/ Nicholas Carter
                                  Nicholas N. Carter, Secretary











































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